                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(A) of the Securities
                     Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement       [  ]   Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ X ]   Definitive Proxy Statement
[   ]   Definitive additional materials
[   ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                INVESTMENT TRUST
                               VALUE EQUITY TRUST
                         GLOBAL/INTERNATIONAL FUND, INC.

                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)      Date Filed:

SCUDDER INVESTMENT LOGO

                               IMPORTANT NEWS FOR

                              CLASSIC GROWTH FUND

                             GLOBAL DISCOVERY FUND

                                   VALUE FUND

                                  SHAREHOLDERS

    While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q: WHAT AM I BEING ASKED TO VOTE ON?

A: You are being asked to vote on two proposals: The election of a new Board of Trustees/Directors, and the ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of your Fund for the current fiscal year. THE BOARD OF YOUR FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

Q: WHY AM I BEING ASKED TO VOTE ON A NEW BOARD OF
    TRUSTEES/DIRECTORS?

A: As part of a larger effort to restructure the Scudder Family of Funds, the Board of your Fund has voted in favor of creating a single board of trustees/directors responsible for most Scudder Funds. It is the Board's belief that this has the potential for increasing efficiency and benefiting fund shareholders. The Board also believes that a single board, responsible for overseeing most of the no-load funds advised by Scudder Kemper, can more effectively represent shareholder interests. THE BOARD OF YOUR FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH NOMINEE.

Q: WHEN WILL THE NEW BOARD TAKE OFFICE?

A: The new Board is expected to take office immediately following the shareholder vote.

Q: WHOM SHOULD I CALL FOR MORE INFORMATION ABOUT THIS PROXY STATEMENT?

A: Please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-603-1915.

                                                                  April 18, 2000

Dear Shareholder,

    To continue to provide you with the highest level of investment management and service, we're making some important changes to the Scudder Funds. Scudder Kemper Investments, with the strong support of your Fund's Board, is proposing a series of measures to streamline the Scudder Family of Funds. The goals are to reduce costs and make Scudder's lineup of fund offerings easier for investors to utilize and understand. We believe these proposals will benefit Scudder Fund shareholders over time. We need your participation in order to make the necessary changes.

    Along with this letter, you'll find a packet of materials that we ask you to read and, where applicable, fill out and return to us. The Q&A that begins on the front cover of the proxy statement explains the proposals we're making, why we're making them, and how they apply to your Scudder fund. The packet also contains a proxy card.

    After careful review, the members of your Fund's Board have unanimously approved each of the proposals explained in the Q&A and described in the proxy statement. THE BOARD RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR ALL THE PROPOSALS. (Because many of the funds for which Scudder Kemper acts as investment manager are holding shareholder meetings, you may receive more than one proxy card. If so, please vote each one.)

    Your vote is important to us. Once you've voted, please sign and date the proxy card and return it in the enclosed postpaid envelope; or help us save time and postage cost by voting on the Internet or by telephone -- the enclosed flyer describes how. If we do not hear from you by May 17, our proxy solicitor may contact you.

    Thank you for your response and for your continued investment in the Scudder Funds.

Respectfully,

/s/ Edmond D. Villani
Edmond D. Villani
Chief Executive Officer
Scudder Kemper Investments, Inc.

/s/ Nicholas Bratt                 /s/ Linda C. Coughlin
Nicholas Bratt                     Linda C. Coughlin
President                          President
Global/ International Fund, Inc.   Value Equity Trust
(all Series except Scudder Global  Investment Trust
Fund)

                              CLASSIC GROWTH FUND
                             GLOBAL DISCOVERY FUND
                                   VALUE FUND
                         -----------------------------

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

    Please take notice that Special Meetings of Shareholders (each a "Meeting") of each of Classic Growth Fund, Global Discovery Fund and Value Fund (each a "Fund" and, collectively, the "Funds"), each a series of Investment Trust (a "Trust"), Global/International Fund, Inc. (the "Corporation") and Value Equity Trust (a "Trust" and, together with Investment Trust, the "Trusts"), respectively, will be held at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, on July 13, 2000, at 3:00 p.m., Eastern time, for the following purposes:

PROPOSAL 1:  For each Trust and the Corporation, to elect
             Trustees/Directors; and
PROPOSAL 2:  To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for each Fund for the Fund's current fiscal year.

    The appointed proxies will vote in their discretion on any other business that may properly come before a Meeting or any adjournments thereof.

    Holders of record of shares of each Fund at the close of business on April 17, 2000 are entitled to vote at the Meeting and at any adjournments thereof.

    In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                     By Order of the Boards,

                                     /s/ John Millette

                                     John Millette
                                     Secretary
April 18, 2000

    IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE (OR TO TAKE ADVANTAGE OF THE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE PROXY CARD(S)). YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) (OR YOUR VOTING BY OTHER AVAILABLE MEANS) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETINGS AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                                INVESTMENT TRUST

                              CLASSIC GROWTH FUND

                               VALUE EQUITY TRUST

                                   VALUE FUND

                            TWO INTERNATIONAL PLACE
                          BOSTON, MASSACHUSETTS 02110

                           --------------------------

                        GLOBAL/INTERNATIONAL FUND, INC.

                             GLOBAL DISCOVERY FUND

                                345 PARK AVENUE
                            NEW YORK, NEW YORK 10154

                           --------------------------

                             JOINT PROXY STATEMENT

                           --------------------------

                                    GENERAL

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees/Directors (the "Board," the Trustees/Directors of each of which are referred to as the "Trustees/Directors" of the relevant Board) of each of the Trusts/Corporation listed above (each Trust is a "Trust," collectively, the "Trusts" and the Corporation is the "Corporation") for use at the Special Meeting of Shareholders of each of the following series of the Trusts/Corporation: Classic Growth Fund of Investment Trust, Global Discovery Fund of Global/International Fund, Inc. and Value Fund of Value Equity Trust (each such series is referred to herein as a "Fund" and, collectively, the "Funds"), to be held jointly at the offices of Scudder Kemper
Investments, Inc., investment manager to each Fund ("Scudder Kemper" or the "Investment Manager"), 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on July 13, at 3:00 p.m., Eastern time, and at any and all adjournments thereof (each a "Meeting"). This Proxy Statement, the Notice of Meetings and the proxy card(s) are first being mailed to shareholders on or about April 18, 2000 or as soon as practicable thereafter.

    In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Funds whose proxy statement this is. In addition, for simplicity, actions are described in this Proxy Statement as being taken by a Fund that is a series of a Trust or the Corporation, although all actions are actually taken by the respective Trust or Corporation on behalf of the applicable Fund.

    EACH FUND PROVIDES PERIODIC REPORTS TO ITS SHAREHOLDERS WHICH HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL

REPORT FOR A FUND AND A COPY OF ANY MORE RECENT SEMI-ANNUAL REPORT, WITHOUT CHARGE, BY CALLING (800) 728-3337 OR WRITING THE FUND, C/O SCUDDER KEMPER INVESTMENTS, INC., AT THE ADDRESS FOR THE FUND SHOWN AT THE BEGINNING OF THIS PROXY STATEMENT.

BACKGROUND

    Proposal 1 in this Proxy Statement is part of a program proposed by Scudder Kemper to restructure and streamline the management and operations of the funds it advises. Scudder Kemper believes, and has advised the Boards, that the consolidation of certain funds advised by it would benefit fund shareholders. Scudder Kemper has, therefore, proposed the consolidation of a number of no-load funds advised by it that Scudder Kemper believes have similar or compatible investment objectives and policies. In many cases, the proposed consolidations are designed to eliminate the substantial overlap in current offerings by the Scudder Funds and the funds offered through the AARP Investment Program (the "AARP Funds"), all of which are advised by Scudder Kemper. Consolidation plans are also proposed for other funds that have not gathered enough assets to operate efficiently and, in turn, have relatively high expense ratios. Scudder Kemper believes that these consolidations may help to enhance investment performance of funds and increase efficiency of operations. Many of the proposed consolidations are also expected to result in lower operating expenses for shareholders of acquired funds.

    There are currently five different Boards for the no-load funds advised by Scudder Kemper. Scudder Kemper believes, and has proposed to the boards, that creating a single board responsible for the AARP Funds and for the open-end, directly-distributed, no-load Scudder Funds would increase efficiency and benefit fund shareholders. This initiative is described in greater detail in Proposal 1 below.

                  PROPOSAL 1:  ELECTION OF TRUSTEES/DIRECTORS

    At each Meeting, as part of the overall restructuring effort outlined above, shareholders of each Trust/Corporation will be asked to elect nine individuals to constitute the Board of Trustees/Directors of that Trust/Corporation. These individuals were nominated after a careful and deliberate selection process by the present Board of Trustees/Directors of each Trust/Corporation. The nominees for election, who are listed below, include seven persons who currently serve as Independent Trustees/Directors (as defined below) of the respective Trust/Corporation or as independent trustees/directors of other no-load funds advised by Scudder Kemper and who have no affiliation with Scudder Kemper or the American Association of Retired Persons ("AARP"). The nominees listed below are being nominated for election as trustees/directors of the AARP Funds and the open-end, directly-distributed, no-load Scudder Funds.

    Currently five different boards of trustees or directors are responsible for overseeing different groups of no-load funds advised by Scudder Kemper. As part of a broader restructuring effort described above, Scudder Kemper has recommended, and each Board of Trustees/Directors has agreed, that shareholder interests can more effectively be represented by a single board with responsibility for overseeing substantially all of the Scudder no-load funds. Creation of a single, consolidated board should also provide certain administrative efficiencies and potential future cost savings for both the Funds and Scudder Kemper.

    Election of each of the listed nominees for Trustee/Director on each Board requires the affirmative vote of a plurality of the votes cast at the Meeting applicable to a Trust/Corporation, in person or by proxy. The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee/Director so elected will serve as a Trustee/Director of the respective Trust/Corporation until the next meeting of shareholders, if any, called for the purpose of electing Trustees/Directors and until the election and qualification of a successor or until such Trustee/Director sooner dies, resigns or is removed as provided in the governing documents of each Trust/Corporation. Each of the nominees has indicated that he or she is willing to serve as a Trustee/Director. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees/ Directors may recommend. The following paragraphs and table set forth information concerning the nominees and the Trustees/Directors not standing for re-election. Each nominee's or Trustee's/Director's age is in parentheses after his or her name. Unless otherwise noted, (i) each of the nominees and Trustees/ Directors has engaged in the principal occupation(s) noted in the following paragraphs and table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each nominee is c/o Scudder Kemper Investments, Inc., Two International Place, Boston, MA 02110-4103.

NOMINEES FOR ELECTION AS TRUSTEES/DIRECTORS:

HENRY P. BECTON, JR. (56)

Henry P. Becton, Jr. is president of the WGBH Educational Foundation, producer and distributor of public broadcasting programming and educational and interactive software. He graduated from Yale University in 1965, where he was elected to Phi Beta Kappa. He received his J.D. degree CUM LAUDE from Harvard Law School in 1968. Mr. Becton is a member of the PBS Board of Directors, a Trustee of American Public Television, the New England Aquarium, the Boston Museum of Science, Concord Academy, and the Massachusetts Corporation for Educational Telecommunications, an Overseer of the Boston Museum of Fine Arts, and a member of the Board of Governors of the Banff International Television Festival Foundation. He is also a Director of Becton Dickinson and Company and A.H. Belo Company, a Trustee of the Committee for Economic Development, and a member of the Board of Visitors of the Dimock Community Health Center, the Dean's Council of Harvard University's Graduate School of Education, and the Massachusetts Bar. Mr. Becton is currently a Trustee of Investment Trust and has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1990.

LINDA C. COUGHLIN (48)*

Linda C. Coughlin, a Managing Director of Scudder Kemper, is head of Scudder Kemper's U.S. Retail Mutual Funds Business. Ms. Coughlin joined Scudder Kemper in 1986 and was a member of the firm's Board of Directors. She currently oversees the marketing, service and operations of Scudder Kemper retail businesses in the United States, which include the Scudder, Kemper, AARP, and closed-end fund families, and the direct and intermediary channels. She also serves as Chairperson of the AARP Investment Program from Scudder and as a Trustee of the Program's mutual funds. Ms. Coughlin is also a member of the Mutual Funds Management Group. Previously, she served as a regional Marketing Director in the retail banking division of Citibank and at the American Express Company as Director of Consumer Marketing for the mutual fund group.
Ms. Coughlin received a B.A. degree in economics SUMMA CUM LAUDE from Fordham University. Ms. Coughlin is currently a Trustee of Investment Trust and has served on the boards of various funds advised by Scudder Kemper, including the AARP Investment Program Funds, since 1996.

DAWN-MARIE DRISCOLL (53)

Dawn-Marie Driscoll is an Executive Fellow and Advisory Board member of the Center for Business Ethics at Bentley College, one of the nation's leading institutes devoted to the study and practice of business ethics. Ms. Driscoll is also president of Driscoll Associates, a consulting firm. She is a member of the Board of Governors of the Investment Company Institute and serves as Chairman of the Directors Services Committee. Ms. Driscoll was recently named 1999 "Fund Trustee of the Year" by Fund Directions, a publication of Institutional Investor, Inc. She has been a director, trustee and overseer of many civic and business institutions, including The Massachusetts Bay United Way and Regis College. Ms. Driscoll was formerly a law partner at Palmer & Dodge in Boston and served for over a decade as Vice President of Corporate Affairs and General Counsel of Filene's, the Boston-based department store chain. Ms. Driscoll received a B.A. from Regis College, a J.D. from Suffolk University Law School, a D.H.L. (honorary) from Suffolk University and a D.C.S. (honorary) from Bentley College Graduate School of Business. Ms. Driscoll is currently a Trustee of Investment Trust and has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1987.

EDGAR R. FIEDLER (70)

Edgar R. Fiedler is Senior Fellow and Economic Counsellor at The Conference Board. He served as the Board's Vice President, Economic Research from 1975 to 1986 and as Vice President and Economic Counsellor from 1986 to 1996.
Mr. Fiedler's business experience includes positions at Eastman Kodak in Rochester (1956-59), Doubleday and Company in New York City (1959-60), and Bankers Trust Company in New York City (1960-69). He also served as Assistant Secretary of the Treasury for Economic Policy from 1971 to 1975. Mr. Fiedler graduated from the University of Wisconsin in 1951. He received his M.B.A. from the University of Michigan and his doctorate from New York University. During the 1980's, Mr. Fiedler was an Adjunct Professor of Economics at the Columbia University Graduate School of Business. From 1990 to 1991, he was the Stephen Edward Scarff Distinguished Professor at Lawrence University in Wisconsin.
Mr. Fiedler is a Director of The Stanley Works, Harris Insight Funds, Brazil Fund, and PEG Capital Management, Inc. He has served as a board member of various mutual funds advised by Scudder Kemper, including the AARP Investment Program Funds, since 1984.

KEITH R. FOX (46)

Keith R. Fox is the managing partner of the Exeter Group of Funds, a series of private equity funds with offices in New York and Boston, which he founded in 1986. The Exeter Group invests in a wide range of private equity situations, including venture capital, expansion financings, recapitalizations and management buyouts. Prior to forming Exeter, Mr. Fox was a director and vice president of BT Capital Corporation, a subsidiary of Bankers Trust New York Corporation organized as a small business investment company and based in New York City. Mr. Fox graduated from Oxford University in 1976, and in 1981 received an M.B.A. degree from the Harvard Business School. Mr. Fox is also a qualified accountant. He is a board member and former Chairman of the National Association of Small Business Investment Companies, and a director of Golden State Vintners, K-Communications, Progressive Holding Corporation and Facts On File, as well as a former director of over twenty companies.
Mr. Fox is currently a Trustee of Value Equity Trust and a Director of Global/ International Fund, Inc. and has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1996.

JOAN EDELMAN SPERO (55)

Joan E. Spero is the president of the Doris Duke Charitable Foundation, a position to which she was named in January 1997. From 1993 to 1997, Ms. Spero served as Undersecretary of State for Economic, Business and Agricultural Affairs under President Clinton. From 1981 to 1993, she was an executive at the American Express Company, where her last position was executive vice president for Corporate Affairs and Communications. Ms. Spero served as U.N. Ambassador to the United Nations Economic and Social Council under President Carter from 1980 to 1981. She was an assistant professor at Columbia University from 1973 to 1979. She graduated Phi Beta Kappa from the University of Wisconsin and holds a master's degree in international affairs and a doctorate in political science from Columbia University. Ms. Spero is a member of the Council on Foreign Relations and the Council of American Ambassadors. She also serves as a trustee of the Wisconsin Alumni Research Foundation, The Brookings Institution and Columbia University and is a Director of First Data Corporation. Ms. Spero is currently a Trustee of Value Equity Trust and a Director of Global/International Fund, Inc. and has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1998.

JEAN GLEASON STROMBERG (56)

Ms. Stromberg acts as a consultant on regulatory matters. From 1996 to 1997, Ms. Stromberg represented the U.S. General Accounting Office before Congress and elsewhere on issues involving banking, securities, securities markets, and government-sponsored enterprises. Prior to that, Ms. Stromberg was a corporate and securities law partner at the Washington, D.C. law office of Fulbright and Jaworski, a national law firm. She served as Associate Director of the Securities and Exchange Commission's Division of Investment Management from 1977 to 1979 and prior to that was Special Counsel for the Division of Corporation Finance from 1972 to 1977. Ms. Stromberg graduated Phi Beta Kappa from Wellesley College and received her law degree from Harvard Law School. From 1988 to 1991 and 1993 to 1996, she was a Trustee of the American Bar Retirement Association, the funding vehicle for American Bar Association-sponsored retirement plans.
Ms. Stromberg serves on the Wellesley College Business Leadership Council and the Council for Mutual Fund Director Education at Northwestern University Law School and was a panelist at the Securities and Exchange Commission's Investment Company Director's Roundtable.

Ms. Stromberg has served as a board member of the AARP Investment Program Funds since 1997.

JEAN C. TEMPEL (56)

Jean C. Tempel is a venture partner for Internet Capital Group, a strategic network of Internet partnership companies whose principal offices are in Wayne, Pennsylvania. Ms. Tempel concentrates on investment opportunities in the Boston area. She spent 25 years in technology/operations executive management at various New England banks, building custody operations and real time financial/securities processing systems, most recently as Chief Operations Officer at The Boston Company. From 1991 until 1993 she was president/COO of Safeguard Scientifics, a Pennsylvania technology venture company. In that role she was a founding investor, director and vice chairman of Cambridge Technology Partners. She is a director of XLVision, Inc., Marathon Technologies, Inc., Aberdeen Group and Sonesta Hotels International, and is a Trustee of Northeastern University, Connecticut College, and The Commonwealth Institute. She received a B.A. from Connecticut College, an M.S. from Rensselaer Polytechnic Institute of New York, and attended Harvard Business School's Advanced Management Program. Ms. Tempel is currently a Trustee of Investment Trust and has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1994.

STEVEN ZALEZNICK (45)*

Steven Zaleznick is President and CEO of AARP Services, Inc., a wholly-owned and independently-operated subsidiary of AARP which manages a range of products and services offered to AARP members, provides marketing services to AARP and its member service providers and establishes an electronic commerce presence for AARP members. Mr. Zaleznick previously served as AARP's general counsel for nine years. He was responsible for the legal affairs of AARP, which included tax and legal matters affecting non-profit organizations, contract negotiations, publication review and public policy litigation. In 1979, he joined AARP as a legislation representative responsible for issues involving taxes, pensions, age discrimination, and other national issues affecting older Americans.
Mr. Zaleznick is President of the Board of Cradle of Hope Adoption Center in Washington, D.C. He is a former treasurer and currently a board member of the National Senior Citizens Law Center. Mr. Zaleznick received his B.A. in economics from Brown University. He received his J.D. degree from Georgetown University Law Center and is a member of the District of Columbia Bar Association.

TRUSTEES/DIRECTORS NOT STANDING FOR RE-ELECTION:

                                  PRESENT OFFICE WITH EACH TRUST/CORPORATION;
                                      PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME (AGE)                                     AND DIRECTORSHIPS
----------                        -------------------------------------------
Sheryle J. Bolton (53)..........  Trustee, Value Equity Trust; Director,
                                  Global/International Fund, Inc.; CEO and
                                  Director, Scientific Learning Corporation.
                                  Ms. Bolton serves on the boards of various
                                  trusts or corporations whose funds are
                                  advised by Scudder Kemper.

William T. Burgin (56)..........  Trustee, Value Equity Trust; Director,
                                  Global/International Fund, Inc.; General
                                  Partner, Bessemer Venture Partners.
                                  Mr. Burgin serves on the boards of various
                                  trusts or corporations whose funds are
                                  advised by Scudder Kemper.

Peter B. Freeman (67)...........  Trustee, Investment Trust; Corporate
                                  Director and Trustee. Mr. Freeman serves on
                                  the boards of various trusts or
                                  corporations whose funds are advised by
                                  Scudder Kemper.

George M. Lovejoy, Jr. (69).....  Trustee, Investment Trust; President and
                                  Director, Fifty Associates (real estate
                                  corporation). Mr. Lovejoy serves on the
                                  boards of various trusts or corporations
                                  whose funds are advised by Scudder Kemper.

William H. Luers (70)...........  Trustee, Value Equity Trust; Director,
                                  Global/International Fund, Inc.; Chairman
                                  and President, United Nations Association
                                  of America. Mr. Luers serves on the boards
                                  of various trusts or corporations whose
                                  funds are advised by Scudder Kemper.

                                  PRESENT OFFICE WITH EACH TRUST/CORPORATION;
                                      PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME (AGE)                                     AND DIRECTORSHIPS
----------                        -------------------------------------------
Wesley W. Marple, Jr. (68)......  Trustee, Investment Trust; Professor of
                                  Business Administration, Northeastern
                                  University, College of Business
                                  Administration. Mr. Marple serves on the
                                  boards of various trusts or corporations
                                  whose funds are advised by Scudder Kemper.

Kathryn L. Quirk (47)*..........  Trustee, Vice President and Assistant
                                  Secretary, Value Equity Trust and
                                  Investment Trust; Director, Vice President
                                  and Assistant Secretary, Global/
                                  International Fund, Inc.; Managing Director
                                  of Scudder Kemper. Ms. Quirk serves on the
                                  boards of various trusts or corporations
                                  whose funds are advised by Scudder Kemper.

------------------------

* Nominee or Trustee/Director considered by the Trust/Corporation and its counsel to be an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust/Corporation, Scudder Kemper or AARP because of his or her employment by Scudder Kemper or AARP, and, in some cases, holding offices with the Trust/ Corporation.

RESPONSIBILITIES OF THE BOARD -- BOARD AND COMMITTEE MEETINGS

    A fund's board is responsible for the general oversight of fund business. The board that is proposed for shareholder voting at the Meetings is comprised of two individuals who are considered "interested" Trustees/Directors, and seven individuals who have no affiliation with Scudder Kemper or AARP and who are called "independent" Trustees/Directors (the "Independent Trustees/ Directors"). The Securities and Exchange Commission (the "SEC") has recently proposed a rule that would require a majority of the board members of a fund to be "independent" if the fund were to take advantage of certain exemptive rules under the 1940 Act. On the proposed Boards of Trustees/ Directors, if approved by shareholders, nearly 78% will be Independent Trustees/Directors. The Independent Trustees/Directors have been nominated solely by the current Independent Trustees/Directors of the respective Trust/Corporation, a practice also favored by the SEC. The Independent Trustees/Directors have primary responsibility for assuring that a Trust/Corporation is managed in the best interests of its shareholders.

    The Trustees/Directors meet several times during the year to review the investment performance of each Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 1999, the Trustees/Directors of each Trust/Corporation conducted over 20 meetings to deal with fund issues (including committee and subcommittee meetings and special meetings of the Independent Trustees/ Directors). Furthermore, the Independent Trustees/Directors review the fees paid to the Investment Manager and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees/Directors have adopted several policies and practices which help ensure their effectiveness and independence in reviewing fees and representing shareholders. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Report"). For example, the Independent Trustees/Directors select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees/ Directors are also assisted in this regard by the Funds' independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees/Directors regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees/Directors from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholder servicing issues.

    The Board of each Trust/Corporation has an Audit Committee and a Committee on Independent Trustees/Directors, the responsibilities of which are described below. In addition, each Board has an Executive Committee and a Valuation Committee.

AUDIT COMMITTEE

    The Audit Committee reviews with management and the independent public accountants for each series of the applicable Trust/Corporation, among other things, the scope of the audit and the internal controls of each series and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for each series of the applicable Trust/Corporation to the Board, reviews the independence of such firm and, in general, considers and reports to the Board on matters regarding the accounting and financial reporting practices of each series of the Trust/Corporation.

    As suggested by the Advisory Group Report, each Trust's/Corporation's Audit Committee is comprised of only Independent Trustees/Directors (all of whom serve on the Committee), meets privately with the independent accountants of each series of each Trust/Corporation, will receive annual representations from the accountants as to their independence, and has a written charter that delineates the committee's duties and powers.

COMMITTEE ON INDEPENDENT TRUSTEES/DIRECTORS

    The Board of Trustees/Directors of each Trust/Corporation has a Committee on Independent Trustees/Directors, comprised of all of the Independent Trustees/Directors, charged with the duty of making all nominations of Independent Trustees/Directors, establishing Trustees'/Directors' compensation policies, retirement policies and fund ownership policies, reviewing Trustees'/Directors' affiliations and relationships annually, and periodically assessing and reviewing evaluations of the Board of Trustees'/Directors' effectiveness.

ATTENDANCE

    As noted above, the Trustees/Directors of each Trust/Corporation conducted over 20 meetings in calendar year 1999 to deal with fund matters, including various committee and subcommittee meetings and special meetings of the Independent Trustees/Directors. The full Board of each of Value Equity Trust and Global/International Fund, Inc. met seven times, the Audit Committee met two times and the Committee on Independent Trustees/Directors met one time during calendar year 1999. The full Board of Investment Trust met nine times, the Audit Committee met two times and the Committee on Independent Trustees met one time during the same time period. Each then current Trustee/Director attended 100% of the total meetings of each full Board, Audit Committee and Committee on Independent Trustees/Directors on which he or she served as a regular member that were held during calendar year 1999.

HONORARY DIRECTORS

    Paul Bancroft III, William H. Gleysteen, Jr., Robert G. Stone, Jr. and Thomas J. Devine currently serve as Honorary Trustees/Directors of Value Equity Trust and Global/International Fund, Inc. Wilson Nolen also currently serves as an Honorary Trustee of Value Equity Trust. Honorary Trustees/ Directors are invited to attend all Board meetings and to participate in Board discussions, but are not entitled to vote on any matter presented to the Board. Honorary Trustees/Directors are appointed by each respective Board of Trustees/Directors.

OFFICERS

    The following persons are officers of each Trust/Corporation noted in the table below:

                               PRESENT OFFICE WITH THE
                                 TRUST/CORPORATION;     TRUST/CORPORATION (YEAR
                               PRINCIPAL OCCUPATION OR      FIRST BECAME AN
NAME (AGE)                          EMPLOYMENT(1)             OFFICER)(2)
----------                     -----------------------  -----------------------
Bruce F. Beaty (41)..........  Vice President;          Investment Trust (1995)
                               Managing Director of
                               Scudder Kemper

Nicholas Bratt (51)..........  President (for Scudder   Global/International
                               Emerging Markets Income  Fund, Inc. (1985)
                               Fund, Global Discovery
                               Fund, Scudder Global
                               Bond Fund and Scudder
                               International Bond
                               Fund); Managing
                               Director of Scudder
                               Kemper

Jennifer P. Carter (37)......  Vice President; Vice     Investment Trust (1999)
                               President of Scudder
                               Kemper

Linda C. Coughlin (48).......  Trustee and President;   Investment Trust; Value
                               Managing Director of     Equity Trust (2000)
                               Scudder Kemper

Susan E. Dahl (34)...........  Vice President;          Global/International
                               Managing Director of     Fund, Inc. (1998)
                               Scudder Kemper

James Eysenbach (38).........  Vice President;          Investment Trust (1999)
                               Managing Director of
                               Scudder Kemper

Jan C. Faller (33)...........  Vice President; Vice     Global/International
                               President of Scudder     Fund, Inc. (1999)
                               Kemper

                               PRESENT OFFICE WITH THE
                                 TRUST/CORPORATION;     TRUST/CORPORATION (YEAR
                               PRINCIPAL OCCUPATION OR      FIRST BECAME AN
NAME (AGE)                          EMPLOYMENT(1)             OFFICER)(2)
----------                     -----------------------  -----------------------
William F. Gadsden (45)......  Vice President;          Investment Trust (1996)
                               Managing Director of
                               Scudder Kemper

John R. Hebble (41)..........  Treasurer; Senior Vice   Investment Trust; Value
                               President of Scudder     Equity Trust;
                               Kemper                   Global/International
                                                        Fund, Inc. (1998)

William Holzer (50)..........  President (for Scudder   Global/International
                               Global Fund); Managing   Fund, Inc. (1989)
                               Director of Scudder
                               Kemper

Valerie F. Malter (41).......  Vice President;          Investment Trust (1995)
                               Managing Director of
                               Scudder

Ann M. McCreary (43).........  Vice President;          Investment Trust; Value
                               Managing Director of     Equity Trust;
                               Scudder Kemper           Global/International
                                                        Fund, Inc. (1998)

Kathleen T. Millard (39).....  Vice President;          Investment Trust
                               Managing Director of     (1999); Value Equity
                               Scudder Kemper           Trust (1995)

John Millette (37)...........  Vice President and       Investment Trust; Value
                               Secretary; Vice          Equity Trust;
                               President of Scudder     Global/International
                               Kemper                   Fund, Inc. (1999)

Gerald J. Moran (60).........  Vice President;          Global/International
                               Managing Director of     Fund, Inc. (1991)
                               Scudder Kemper

Caroline Pearson (38)........  Assistant Secretary;     Investment Trust; Value
                               Senior Vice President    Equity Trust;
                               of Scudder Kemper;       Global/International
                               Associate, Dechert       Fund, Inc. (1997)
                               Price & Rhoads (law
                               firm) 1989 to 1997

                               PRESENT OFFICE WITH THE
                                 TRUST/CORPORATION;     TRUST/CORPORATION (YEAR
                               PRINCIPAL OCCUPATION OR      FIRST BECAME AN
NAME (AGE)                          EMPLOYMENT(1)             OFFICER)(2)
----------                     -----------------------  -----------------------
Kathryn L. Quirk (47)........  Trustee, Director, Vice  Value Equity Trust,
                               President and Assistant  Investment Trust
                               Secretary; Managing      (1997); Global/
                               Director of Scudder      International
                               Kemper                   Fund, Inc. (1984)

Lois R. Roman (35)...........  Vice President; Senior   Value Equity Trust
                               Vice President of        (1999)
                               Scudder Kemper

M. Isabel Saltzman (45)......  Vice President;          Global/International
                               Managing Director of     Fund, Inc. (1995)
                               Scudder Kemper

Robert Tymoczko (30).........  Vice President; Senior   Investment Trust; Value
                               Vice President of        Equity Trust (1999)
                               Scudder Kemper;
                               full-time student
                               (1995-1997)

------------------------

(1) Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each holds office until his or her successor has been duly elected and qualified, and all other officers hold offices in accordance with the By-laws of each Trust/Corporation.

COMPENSATION OF TRUSTEES/DIRECTORS AND OFFICERS

    Each Trust/Corporation pays each Independent Trustee/Director an annual Trustee's/Director's fee for each series of the applicable Trust/Corporation plus specified amounts for Board and committee meetings attended and reimburses for expenses related to the business of any series of the Trust/Corporation. In regards to Value Equity Trust and Global/International Fund, Inc., each Independent Trustee/Director receives an annual Trustee's/Director's fee of $3,500 per fund. Each Independent Trustee/Director of Value Equity Trust and Global/ International Fund, Inc. also receives fees of $325 per fund for attending each Board meeting, Audit Committee meeting or other meeting held for the purpose of considering arrangements between the Trust/Corporation and Scudder Kemper, or any of its affiliates. Each Independent Trustee/Director of Value Equity Trust and Global/International Fund, Inc. also receives $100 per fund for all other committee meetings attended. In regards to Investment Trust, each

Independent Trustee receives an annual Trustee's fee of $2,400 per fund if the fund's total net assets do not exceed $100 million, $4,800 per fund if the fund's total net assets exceed $100 million but do not exceed $1 billion and $7,200 per fund if the fund's total net assets exceed $1 billion. The lead Trustee for Investment Trust receives an additional annual retainer fee of $500 per fund. Each Independent Trustee of Investment Trust also receives fees of $150 per fund for attending each Board meeting, Audit Committee meeting or other meeting held for the purpose of considering arrangements between Investment Trust and Scudder Kemper, or any of its affiliates. Each Independent Trustee of Investment Trust also receives $75 per fund for all other committee meetings attended. Each of the newly-constituted Boards may determine to change its compensation structure.

    The Independent Trustees/Directors of each Trust/Corporation are not entitled to benefits under any pension or retirement plan. A one-time benefit will be provided to those Independent Trustees/Directors who have volunteered to leave the board prior to their normal retirement date in order to facilitate the nomination of a consolidated board. Inasmuch as Scudder Kemper will also benefit from the administrative efficiencies of a consolidated board, Scudder Kemper has agreed to pay one-half of the cost of this benefit. The remaining portion, ranging from (i) $6,463 to $12,926 per Trustee for Classic Growth Fund; (ii) $7,486 to $10,605 per Director for Global Discovery Fund; and (iii) $7,619 to $10,794 per Trustee for Value Fund, will be paid by the applicable Fund.

    Scudder Kemper supervises each Trust's/Corporation's investments, pays the compensation and certain expenses of its personnel who serve as Trustees/ Directors and officers of each Trust/Corporation and receives a management fee for its services. Several of each Trust's/Corporation's officers and Trustees/ Directors are also officers, directors, employees or stockholders of Scudder Kemper and participate in the fees paid to that firm, although no Trust/ Corporation makes any direct payments to them other than for reimbursement of travel expenses in connection with their attendance at certain Board and committee meetings.

    The following Compensation Table provides in tabular form the following data:

    (1) All Trustees/Directors who receive compensation from one or both Trusts and/or the Corporation.

    (2) Aggregate compensation received by each Trustee/Director of each Trust/Corporation during calendar year 1999.

    (3) Total compensation received by each Trustee/Director from funds managed by Scudder Kemper (collectively, the "Fund Complex") during calendar year 1999.

                               COMPENSATION TABLE

                            GLOBAL/
                         INTERNATIONAL                              VALUE EQUITY
                           FUND, INC.        INVESTMENT TRUST          TRUST            AGGREGATE FROM
                           (NUMBER OF           (NUMBER OF           (NUMBER OF          FUND COMPLEX
TRUSTEES/DIRECTORS          SERIES)              SERIES)              SERIES)          (NUMBER OF FUNDS)
------------------     ------------------   ------------------   ------------------   -------------------
Sheryle J. Bolton....  $ 38,000 (5 series)                 N/A   $ 23,400 (4 series)  $ 179,860 (26 funds)
William T. Burgin....    36,375 (5 series)                 N/A     22,100 (4 series)    160,325 (25 funds)
Keith R. Fox.........    36,375 (5 series)                 N/A     22,100 (4 series)    160,325 (25 funds)
William H. Luers.....    39,625 (5 series)                 N/A     24,700 (4 series)    212,596 (28 funds)
Joan E. Spero........    39,625 (5 series)                 N/A     24,700 (4 series)    175,275 (25 funds)
Paul Bancroft, III       31,500 (5 series)                 N/A     18,200 (4 series)    159,991 (27 funds)
(Honorary)*..........
Wm. H. Gleysteen, Jr.                   0                  N/A                    0       19,933 (2 funds)
(Honorary)...........
Wilson Nolen                          N/A                  N/A                    0       63,598 (6 funds)
(Honorary)...........
Robert G. Stone, Jr.                    0                  N/A                    0         9,000 (1 fund)
(Honorary)...........
Thomas J. Devine                        0                  N/A                    0                     0
(Honorary)...........
Henry Becton, Jr.....                 N/A   $ 31,110 (8 series)                 N/A     140,000 (30 funds)
Dawn-Marie Driscoll..                 N/A     33,218 (8 series)                 N/A     150,000 (30 funds)
Peter B. Freeman.....                 N/A     34,134 (8 series)                 N/A     179,783 (46 funds)
Geo. M. Lovejoy,                      N/A     31,025 (8 series)                 N/A     153,200 (31 funds)
Jr...................
Wesley W.                             N/A     31,025 (8 series)                 N/A     140,000 (30 funds)
Marple Jr............
Jean C. Tempel.......                 N/A     31,025 (8 series)                 N/A     140,000 (30 funds)

----------------------------------

* Prior to November 1, 1999, Mr. Bancroft served as a Director of Global/International Fund, Inc. and as a Trustee of Value Equity Trust. As of November 1, 1999, Mr. Bancroft serves in the capacity of Honorary Trustee/Director of each such Trust/Corporation. The compensation in this table reflects any fees received by Mr. Bancroft in both capacities.

THE TRUSTEES/DIRECTORS OF EACH BOARD UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS
                      OF EACH FUND VOTE FOR EACH NOMINEE.

     PROPOSAL 2:  RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT
                                  ACCOUNTANTS

    The Board of each Trust/Corporation, including a majority of the Independent Trustees/Directors, has selected PricewaterhouseCoopers LLP to act as independent accountants of each Fund for the Fund's current fiscal year. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Meetings and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

THE TRUSTEES/DIRECTORS OF EACH BOARD UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS
                 OF EACH FUND VOTE IN FAVOR OF THIS PROPOSAL 2.

                             ADDITIONAL INFORMATION

GENERAL

    The cost for each Fund of preparing, printing and mailing the enclosed proxy card(s) and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph for each will be borne by Scudder Kemper. In addition to solicitation by mail, certain officers and representatives of each Trust/Corporation, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

    Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Funds, c/o Scudder Kemper Investments, Inc., at the address for each Fund shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal.

    The presence at any shareholders' meeting, in person or by proxy, of the holders of one-third of the shares entitled to be cast of a Trust/Corporation (for a Trust/Corporation-wide vote) or a Fund (for a Fund-by-Fund vote) shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter requiring a Trust/Corporation-wide or a Fund-by-Fund vote will require, respectively, the affirmative vote of the holders of a majority of the concerned Trust's/Corporation's or Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

    Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of each Trust/Corporation voting at the Meeting. Approval of Proposal 2 requires the affirmative vote of a majority of the shares of each Fund voting at the Meeting.

    Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on the vote for Proposal 1 and will have the effect of a "no" vote on Proposal 2. Shareholders of each Trust/Corporation will vote together on Proposal 1 and shareholders of each Fund will vote separately with respect to Proposal 2.

    Holders of record of the shares of each Fund at the close of business on April 17, 2000 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Meeting. Appendix 1 sets forth the number of shares outstanding for each Fund as of March 20, 2000.

    Appendix 2 sets forth the beneficial owners of more than 5% of the shares of any series of a Trust/Corporation. To the best of each Trust's/Corporation's knowledge, as of January 31, 2000, no person owned beneficially more than 5% of the outstanding shares of any series of a Trust/Corporation, except as stated in Appendix 2.

    Appendix 3 hereto sets forth the number of shares of each series of each Trust/Corporation owned directly or beneficially by the Trustees/Directors of the relevant Board and by the nominees for election and, in the case of Global/ International Fund, Inc., the number of applicable Fund shares owned directly or beneficially by its Presidents.

    Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $95,370. As the Meeting date approaches, certain shareholders of a Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of a Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees/Directors believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

    In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card(s), and ask for the shareholder's instructions on the Proposals. Although the SCC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

    If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at 800-603-1915. Any proxy given by a shareholder is revocable until voted at the Meeting.

    Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions.

PRINCIPAL UNDERWRITERS AND ADMINISTRATOR

    Scudder Investor Services, Inc. ("SIS"), Two International Place, Boston, Massachusetts 02110, is the principal underwriter for the Scudder Shares class of each Fund. Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, a subsidiary of Scudder Kemper, provides information and administrative services for holders of the Class A, B and C Shares (the "Kemper Shares") of each Fund. KDI is also the principal underwriter and distributor of each Fund's Kemper Shares and acts as agent of each Fund in the sale of its Kemper Shares.

PROPOSALS OF SHAREHOLDERS

    Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to a Meeting, if any, should send their written proposals to the Secretary of the applicable Trust/Corporation, c/o Scudder Kemper Investments, Inc., at the address for the Trust/Corporation shown at the beginning of this Proxy Statement, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE MEETING

    No Trustee/Director is aware of any matters that will be presented for action at a Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Trust/Corporation and/or Fund.

    PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                 BY ORDER OF THE BOARDS,

                                 /s/ John Millette

                                 John Millette

                                 Secretary

                                   APPENDIX 1

                            FUND SHARES OUTSTANDING

    The table below sets forth the number of shares outstanding for each Fund as of March 20, 2000.

                                                        NUMBER OF SHARES
FUND                                                      OUTSTANDING
----                                                    ----------------
Classic Growth Fund -- Class A Shares.................      3,875,427

Classic Growth Fund -- Class B Shares.................      3,248,140

Classic Growth Fund -- Class C Shares.................        645,849

Classic Growth Fund -- Scudder Shares.................      6,518,092

Global Discovery Fund -- Class A Shares...............      3,686,895

Global Discovery Fund -- Class B Shares...............      2,373,129

Global Discovery Fund -- Class C Shares...............        666,294

Global Discovery Fund -- Scudder Shares...............     17,337,054

Value Fund -- Class A Shares..........................      1,684,036

Value Fund -- Class B Shares..........................      1,181,085

Value Fund -- Class C Shares..........................        280,540

Value Fund -- Scudder Shares..........................     14,271,529

                                   APPENDIX 2

                        BENEFICIAL OWNERS OF FUND SHARES

GLOBAL/INTERNATIONAL FUND, INC.

    As of January 31, 2000, 5,066,716 shares in the aggregate, or 22.59% of the outstanding shares, of SCUDDER EMERGING MARKETS INCOME FUND were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 1,000,163 shares in the aggregate, or 6.13% of the outstanding shares, of GLOBAL DISCOVERY FUND -- SCUDDER SHARES were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 223,297 shares in the aggregate, or 7.63% of the outstanding shares, of GLOBAL DISCOVERY FUND -- CLASS A SHARES were held in the name of Donaldson, Lufkin & Jenrette Securities Corp., P.O. Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 241,925 shares in the aggregate, or 8.27% of the outstanding shares, of GLOBAL DISCOVERY FUND -- CLASS A SHARES were held in the name of Oppenheimer & Co. Inc., 280 Park Avenue, New York, NY 10017, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 156,638 shares in the aggregate, or 5.35% of the outstanding shares, of GLOBAL DISCOVERY FUND -- CLASS A SHARES were held in the name of National City Bank of PA, Trustee, P.O. Box 94984, Cleveland, OH 44101, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 123,641 shares in the aggregate, or 7.24% of the outstanding shares, of GLOBAL DISCOVERY FUND -- CLASS B SHARES were held in the name of National Financial Services Corp., 200 Liberty Street, New York, NY 10281, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 298,703 shares in the aggregate, or 17.51% of the outstanding shares, of GLOBAL DISCOVERY FUND -- CLASS B SHARES were held in the name of Donaldson, Lufkin & Jenrette Securities Corp., P.O. Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 39,803 shares in the aggregate, or 8.46% of the outstanding shares, of GLOBAL DISCOVERY FUND -- CLASS C SHARES were held in the name of National Financial Services Corp., 200 Liberty Street, New York, NY 10281, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 48,488 shares in the aggregate, or 10.31% of the outstanding shares, of GLOBAL DISCOVERY FUND -- CLASS C SHARES were held in the name of Donaldson, Lufkin & Jenrette Securities Corp., P.O. Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 52,626 shares in the aggregate, or 11.19% of the outstanding shares, of GLOBAL DISCOVERY FUND -- CLASS C SHARES were held in the name of Wedbush Morgan Securities, Accounting Department, P.O. Box 30014, Los Angeles, CA 90030, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 5,556,037 shares in the aggregate, or 10.50% of the outstanding shares, of SCUDDER GLOBAL FUND were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 580,012 shares in the aggregate, or 6.88% of the outstanding shares, of SCUDDER GLOBAL BOND FUND were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 1,518,034 shares in the aggregate, or 14.61% of the outstanding shares, of SCUDDER INTERNATIONAL BOND FUND were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

SCUDDER KEMPER'S OWNERSHIP OF FUND SHARES

    Certain accounts for which Scudder Kemper acts as investment adviser owned 2,219,985 shares in the aggregate, or 13.62% of the outstanding shares, of GLOBAL DISCOVERY FUND -- SCUDDER SHARES on January 31, 2000. Scudder Kemper may be deemed to be the beneficial owner of such shares, but disclaims any beneficial ownership in such shares.

INVESTMENT TRUST

    As of January 31, 2000, 2,396,540 shares in the aggregate, or 8.35% of the outstanding shares, of CLASSIC GROWTH FUND -- SCUDDER SHARES were held in the name of Merrill Lynch, Pierce, Fenner & Smith, for the sole benefit of its customers, 4800 Deer Lake Drive, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 13,366,949 shares in the aggregate, or 5.47% of the outstanding shares, of SCUDDER GROWTH AND INCOME FUND -- SCUDDER SHARES were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 39,313 shares in the aggregate, or 16.40% of the outstanding shares, of SCUDDER TAX MANAGED GROWTH FUND were held in the name of Donaldson, Lufkin & Jenrette Securities Corp., P.O. Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 33,507 shares in the aggregate, or 21.26% of the outstanding shares, of SCUDDER TAX MANAGED SMALL COMPANY FUND were held in the name of Donaldson, Lufkin & Jenrette Securities Corp., P.O. Box 2052, Jersey City, NJ 0730300, who may be deemed to be the beneficial owner of certain of these shares.

VALUE EQUITY TRUST

    As of January 31, 2000, 94,034 shares in the aggregate, or 5.49% of the outstanding shares, of VALUE FUND -- CLASS A SHARES were held in the name of National Financial Services Corp., 200 Liberty Street, New York, NY 10281, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 123,383 shares in the aggregate, or 7.21% of the outstanding shares, of VALUE FUND -- CLASS A SHARES were held in the name of Donaldson, Lufkin & Jenrette Securities Corp., P.O. Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 116,233 shares in the aggregate, or 9.24% of the outstanding shares, of VALUE FUND -- CLASS B SHARES were held in the name of National Financial Services Corp., 200 Liberty Street, New York, NY 10281, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 164,596 shares in the aggregate, or 13.08% of the outstanding shares, of VALUE FUND -- CLASS B SHARES were held in the name of Donaldson, Lufkin & Jenrette Securities Corp., P.O. Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 17,557 shares in the aggregate, or 6.25% of the outstanding shares, of VALUE FUND -- CLASS C SHARES were held in the name of

National Financial Services Corp., 200 Liberty Street, New York, NY 10281, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 24,223 shares in the aggregate, or 8.62% of the outstanding shares, of VALUE FUND -- CLASS C SHARES were held in the name of Donaldson, Lufkin & Jenrette Securities Corp., P.O. Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares.

SCUDDER KEMPER'S OWNERSHIP OF FUND SHARES

    Certain accounts for which Scudder Kemper acts as investment adviser owned 831,978 shares in the aggregate, or 5.33% of the outstanding shares, of VALUE FUND -- SCUDDER SHARES on January 31, 2000. Scudder Kemper may be deemed to be the beneficial owner of such shares, but disclaims any beneficial ownership in such shares.

                                   APPENDIX 3
              FUND SHARES OWNED BY NOMINEES AND TRUSTEES/DIRECTORS

    Many of the nominees and Trustees/Directors own shares of the series of each Trust/Corporation and of other funds in the Scudder Family of Funds and AARP Funds, allocating their investments among such funds based on their individual investment needs. The following tables set forth the number of shares of each series of each Trust/Corporation owned directly or beneficially by the Trustees/Directors of the relevant Board and by the nominees and, in the case of Global/International Fund, Inc., the number of applicable Fund shares owned directly or beneficially by its Presidents, as of January 31, 2000. The information as to beneficial ownership is based on statements furnished to each Trust/ Corporation by each nominee and Trustee/Director and each President of Global/International Fund, Inc. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. Each nominee's and Trustee's/ Director's individual shareholdings of any series of each Trust/Corporation constitute less than 1% of the shares outstanding of such fund. Unless otherwise noted, as a group, the Trustees/Directors and officers own less than 1% of the shares of any series of each Trust/Corporation.

GLOBAL/INTERNATIONAL FUND, INC.

                             SCUDDER
                            EMERGING                              SCUDDER
                             MARKETS     GLOBAL      SCUDDER       GLOBAL        SCUDDER
                             INCOME     DISCOVERY     GLOBAL        BOND      INTERNATIONAL
                              FUND        FUND*        FUND         FUND        BOND FUND
                            ---------   ---------   ----------   ----------   -------------
Henry P. Becton, Jr.(1)...     256(4)       55(7)      641(9)         0         1,152(12)
Sheryle J. Bolton(1)......     602       2,868       2,176          162           152
Nicholas Bratt+...........   6,144(5)    2,524          --            0             0
William T. Burgin(1)......       0           0           0            0             0
Linda C. Coughlin(1)......       0           0           0            0             0
Dawn-Marie Driscoll(1)....     127       1,052       1,061          115             0
Edgar R. Fiedler(1).......  70,156           0           0            0             0
Keith R. Fox(1)...........     545         276         332          593           544
William Holzer++..........      --          --      18,286           --            --
William H. Luers(1).......       0           0           0          667         1,184
Kathryn L. Quirk(2).......       0           0           0            0             0
Joan Edelman Spero(2).....     128          28          33          110             0
Jean Gleason
  Stromberg(2)............       0           0           0            0             0
Jean C. Tempel(1).........       0           0           0            0             0
Steven Zaleznick(3).......       0           0           0            0             0
All Directors and Officers
  as a Group..............  83,768(6)   41,103(8)   40,849(10)   35,382(11)     4,473(13)

------------------------------

   * Ownership of shares of Global Discovery Fund is in the Scudder Shares class of the Fund.

   + Mr. Bratt's shares are shown only for those Funds for which he serves as President.

   ++ Mr. Holzer's shares are shown only for those Funds for which he serves as President.

 (1) Total aggregate holdings in each series of the Corporation listed and all other funds in the Scudder Family of Funds and AARP Funds were over $100,000.

 (2) Total aggregate holdings in each series of the Corporation listed and all other funds in the Scudder Family of Funds and AARP Funds ranged between $50,000 and $100,000.

 (3) Total aggregate holdings in each series of the Corporation listed and all other funds in the Scudder Family of Funds and AARP Funds were $0.

 (4) Mr. Becton's shares in Scudder Emerging Markets Income Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (5) Mr. Bratt's shares in Scudder Emerging Markets Income Fund include 641 shares held with sole investment and voting power and 5,503 shares held with shared investment and voting power.

 (6) As a group, as of January 31, 2000, the Directors and officers of Scudder Emerging Markets Income Fund held 72,199 shares with sole voting and investment power, 5,503 shares with shared investment and voting power, and 6,066 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (7) Mr. Becton's shares in Global Discovery Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (8) As a group, as of January 31, 2000, the Directors and officers of Global Discovery Fund held 6,748 shares with sole voting and investment power and 34,355 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (9) Mr. Becton's shares in Scudder Global Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (10) As a group, as of January 31, 2000, the Directors and officers of Scudder Global Fund held 20,828 shares with sole voting and investment power and 20,561 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (11) As a group, as of January 31, 2000, the Directors and officers of Scudder Global Bond Fund held 1,647 shares with sole voting and investment power and 33,735 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (12) Mr. Becton's shares in Scudder International Bond Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (13) As a group, as of January 31, 2000, the Directors and officers of Scudder International Bond Fund held 1,880 shares with sole voting and investment power and 2,593 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

INVESTMENT TRUST

                                                                                                             SCUDDER
                                      SCUDDER    SCUDDER     SCUDDER     SCUDDER                 SCUDDER       TAX
                                      DIVIDEND    GROWTH      LARGE        REAL      SCUDDER       TAX       MANAGED
                           CLASSIC       &         AND       COMPANY      ESTATE     S&P 500     MANAGED      SMALL
                            GROWTH     GROWTH     INCOME     GROWTH     INVESTMENT    INDEX      GROWTH      COMPANY
                            FUND*       FUND      FUND*       FUND*        FUND        FUND       FUND        FUND
                           --------   --------   --------   ---------   ----------   --------   ---------   ---------
Henry P. Becton,
  Jr.(1).................      629        885(5)   2,881(7)   2,489(11)   1,485(13)     534(15)     169         168
Linda C. Coughlin(1).....      332          0          0          0         287           0           0           0
Dawn-Marie Driscoll(1)...    2,030        131      9,076(8)   1,852         125         256         423         420
Edgar R. Fiedler(1)......        0          0          0          0           0           0           0           0
Peter B. Freeman(1)......      651     20,836      5,141        428         567         304         423         420
Keith R. Fox(1)..........        0          0          0          0           0           0           0           0
George M. Lovejoy,
  Jr.(1).................      612          0      6,145(9)     421         478           0         634         841
Wesley W. Marple,
  Jr.(1).................       95          0      1,374         66         153          99         169         168
Kathryn L. Quirk(2)......        0          0          0          0           0           0           0           0
Joan Edelman Spero(2)....        0         79         38         24           0          54           0           0
Jean Gleason
  Stromberg(2)...........        0          0          0          0           0           0           0           0
Jean C. Tempel(1)........      283        482      2,784      4,478         540         355           0           0
Steven Zaleznick(3)......        0          0          0          0           0           0           0           0
All Trustees and Officers
  as a Group.............   31,779(4)  22,413(6)  33,287(10)  12,474(12)   3,635(14)  1,602(16)   1,818       2,017(17)

----------------------------------

   * Ownership of shares of Classic Growth Fund, Scudder Growth and Income Fund and Scudder Large Company Growth Fund is in the Scudder Shares class of the applicable Fund.

 (1) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds were over $100,000.

 (2) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds ranged between $50,000 and $100,000.

 (3) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds were $0.

 (4) As a group, as of January 31, 2000, the Trustees and officers of Classic Growth Fund held 4,632 shares with sole voting and investment power, and 27,147 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (5) Mr. Becton's shares in Scudder Dividend & Growth Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (6) As a group, as of January 31, 2000, the Trustees and officers of Scudder Dividend & Growth Fund owned beneficially 1.16% of the outstanding shares of Scudder Dividend & Growth Fund of which 21,528 shares are held with sole voting and investment power, and 885 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (7) Mr. Becton's shares in Scudder Growth and Income Fund include 1,002 shares with sole investment and voting power and 1,879 shares held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (8) Ms. Driscoll's shares in Scudder Growth and Income Fund include 3,231 shares with sole investment and voting power, 1,506 shares with shared investment and voting power, and 4,339 shares held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (9) Mr. Lovejoy's shares in Scudder Growth and Income Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (10) As a group, as of January 31, 2000, the Trustees and officers of Scudder Growth and Income Fund held 15,077 shares with sole voting and investment power, 1,506 shares with shared investment and voting power, and 16,704 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (11) Mr. Becton's shares in Scudder Large Company Growth Fund include 751 shares with sole investment and voting power and 1,738 shares held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (12) As a group, as of January 31, 2000, the Trustees and officers of Scudder Large Company Growth Fund held 8,020 shares with sole voting and investment power, and 4,454 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (13) Mr. Becton's shares in Scudder Real Estate Investment Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (14) As a group, as of January 31, 2000, the Trustees and officers of Scudder Real Estate Investment Fund held 2,150 shares with sole voting and investment power, and 1,485 shares with sole investment but no voting power.Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (15) Mr. Becton's shares in Scudder S&P 500 Index Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (16) As a group, as of January 31, 2000, the Trustees and officers of Scudder S&P 500 Index Fund held 1,068 shares with sole voting and investment power, and 534 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (17) As a group, as of January 31, 2000, the Trustees and officers owned beneficially 1.28% of the outstanding shares of Scudder Tax Managed Small Company Fund which were held with sole investment and voting power.

VALUE EQUITY TRUST

                                                     SCUDDER               SCUDDER
                                                      LARGE     SCUDDER     SELECT
                                                     COMPANY     SELECT      1000
                                                      VALUE       500       GROWTH      VALUE
                                                      FUND        FUND       FUND       FUND*
                                                    ---------   --------   --------   ---------
Henry P. Becton, Jr.(1)...........................     115(4)     389(6)    137(8)       87(10)
Sheryle J. Bolton(1)..............................     548          0         0       2,336
William T. Burgin(1)..............................   4,575          0         0           0
Linda C. Coughlin(1)..............................       0          0         0         171
Dawn-Marie Driscoll(1)............................      37         75        66         453
Edgar R. Fiedler(1)...............................       0          0         0           0
Keith R. Fox(1)...................................     509        780       689         618
William H. Luers(1)...............................       0          0         0           0
Kathryn L. Quirk(2)...............................     331          0         0           0
Joan Edelman Spero(2).............................      38         78        69          43
Jean Gleason Stromberg(2).........................       0          0         0           0
Jean C. Tempel(1).................................       0          0         0           0
Steven Zaleznick(3)...............................       0          0         0           0
All Trustees and Officers as a Group..............  26,187(5)   1,322(7)    961(9)    3,708(11)

------------------------------

   * Ownership of shares of Value Fund is in the Scudder Shares class of the Fund.

 (1) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds were over $100,000.

 (2) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds ranged between $50,000 and $100,000.

 (3) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds were $0.

 (4) Mr. Becton's shares in Scudder Large Company Value Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (5) As a group, as of January 31, 2000, the Trustees and officers of Scudder Large Company Value Fund held 6,038 shares with sole voting and investment power, and 20,149 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (6) Mr. Becton's shares in Scudder Select 500 Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (7) As a group, as of January 31, 2000, the Trustees and officers of Scudder Select 500 Fund held 933 shares with sole voting and investment power, and 389 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (8) Mr. Becton's shares in Scudder Select 1000 Growth Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (9) As a group, as of January 31, 2000, the Trustees and officers of Scudder Select 1000 Growth Fund held 824 shares with sole voting and investment power, and 137 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (10) Mr. Becton's shares in Value Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (11) As a group, as of January 31, 2000, the Trustees and officers of Value Fund held 3,621 shares with sole voting and investment power, and 87 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

    For more information, please call Shareholder Communications
    Corporation, your Fund's information agent at 1-800-603-1915.

                                                                   SD Conversion

                                            FORM OF PROXY

                   [LOGO]                                             YOUR VOTE IS IMPORTANT!
                 [ADDRESS]
                                                                        VOTE TODAY BY MAIL,
                                                                 TOUCH-TONE PHONE OR THE INTERNET
                                                                 CALL TOLL FREE 1-XXX-XXX-XXXX OR
                                                                 LOG ON TO WWW.PROXYWEB.COM/XXXXX

*** CONTROL NUMBER: XXX XXX XXX XXX XX ***          PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.

[FUND]


PROXY                        SPECIAL MEETING OF SHAREHOLDERS - JULY 13, 2000


     The undersigned hereby appoints John Millette, Kathryn L. Quirk and John R. Hebble, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the above-referenced fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of
Shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., Two International
Place, Boston, MA 02110, on July 13, 2000 at 3:00 p.m., Eastern time, and at any adjournments thereof.

                                                                 PLEASE SIGN AND RETURN PROMPTLY IN THE
                                                                 ENCLOSED ENVELOPE.  NO POSTAGE IS REQUIRED.

                                                                 Dated ____________________________, 2000

                                                                 PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES
                                                                 APPEAR. WHEN SIGNING AS AN ATTORNEY,
                                                                 EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                                                 GUARDIAN, PLEASE GIVE YOUR FULL TITLE
                                                                 AS SUCH.

                                                                 -------------------------------------------
                 [NAME]
                 [ADDRESS]
                                                                 -------------------------------------------
                                                                       SIGNATURE(S) OF SHAREHOLDER(S)


                   [LOGO]                                             YOUR VOTE IS IMPORTANT!
                 [ADDRESS]
                                                                        VOTE TODAY BY MAIL,
                                                                 TOUCH-TONE PHONE OR THE INTERNET
                                                                 CALL TOLL FREE 1-XXX-XXX-XXXX OR
                                                                 LOG ON TO WWW.PROXYWEB.COM/XXXXX

                    PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.

     ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A
PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSALS.

The proxy is solicited on behalf of the board of the fund.  The board of trustees/directors recommends a vote FOR the proposals.

                            PLEASE VOTE BY FILLING IN THE BOXES BELOW.

                                                                            FOR ALL        WITHHOLD
                                                                            NOMINEES       AUTHORITY TO
                                                                            LISTED         VOTE FOR ALL
                                                                            (EXCEPT AS     NOMINEES LISTED
                                                                            NOTED IN
                                                                            SPACE
                                                                            PROVIDED)
PROPOSAL 1
To elect Trustees/Directors to hold office until their respective           /  /           /  /
successors have been duly elected and qualified or until their earlier resignation or removal.

NOMINEES:
(01) Henry P. Becton, Jr. (02) Linda C. Coughlin (03) Dawn-Marie Driscoll (04) Edgar R. Fiedler (05) Keith R. Fox (06) Joan Edelman Spero (07) Jean Gleason Stromberg (08) Jean C. Tempel (09) Steven Zaleznick

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NAME(S) ON THE LINE IMMEDIATELY BELOW.

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PROPOSAL 2                                                                  FOR            AGAINST           ABSTAIN
----------
To ratify the selection of PricewaterhouseCoopers LLP as the Fund's         /  /           /  /              /  /
independent accountants for the current fiscal year.

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING
AND ANY ADJOURNMENTS THEREOF.



                                                   PLEASE SIGN ON REVERSE SIDE
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